UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2014

AMERICAN EAGLE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, Colorado 80120

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (303) 798-5235

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 — OTHER EVENTS

Item 8.01. Other Events.

On January 10, 2014, American Eagle Energy Corporation announced its fourth quarter well development activity and disclosed the impact of severe weather on its production. We also provided guidance on our operated well development and on our production in our Spyglass Project area in northwestern Divide County, North Dakota.

On January 10, 2014, we issued a press release announcing such updates. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description of Exhibit
	99.1*	Press Release dated January 10, 2014.
_________________ * Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2014	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley M. Colby
Bradley M. Colby President and Chief Executive Officer

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